Exhibit 10.16

FIRST AMENDMENT TO
INTELLECTUAL PROPERTY RIGHTS TRANSFER AGREEMENT

THIS FIRST AMENDMENT TO THE INTELLECTUAL PROPERTY RIGHTS TRANSFER AGREEMENT (this “First Amendment”) is made and entered into as of this September 21, 2011 (the “Effective Date”), by and between Nova Furniture (Dongguan) Co., Ltd., a company organized under the laws of the People’s Republic of China (the “PRC”) (“Company” or “Licensee”) and Ya Ming Wong (“Licensor”).

RECITALS

WHEREAS, Licensor and Licensee are parties to that certain Intellectual Property Rights Transfer Agreement, dated January 7, 2011 (the “Transfer Agreement”).

WHEREAS, Licensor and Licensee desire to amend and replace in its entirety Schedule A to the Transfer Agreement.

NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1.           Definitions. Capitalized terms used herein shall have the meanings ascribed to them in the Transfer Agreement.

2.           Modifications. Schedule A of the Transfer Agreement shall be deleted and replaced in its entirety by Schedule A attached hereto.

3.           Authority.  Each party represents and warrants to the other party that this First Amendment is being executed by the authorized representatives of each respective party.

4.           Effect of Amendment.  Except as expressly set forth in this First Amendment, no other provision of the Transfer Agreement shall be changed, altered or modified and the Transfer Agreement remains in full force and effect.

5.           General Provisions.

(a)           Governing Law.  This First Amendment shall be governed by and construed in accordance with the substantive laws of the PRC, without regard to principles of conflict of laws. Licensor and Licensee each agree that any dispute between the parties arising from or in connection with this First Amendment or the Transfer Agreement shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Arbitration Rules then in force. The arbitration award shall be final and binding upon the parties. During the arbitration period, except for any matters under arbitration, the parties shall continue to perform this First Amendment and the Transfer Agreement.

(b)           Headings.  The titles and headings of the various sections and paragraphs in this First Amendment are intended solely for convenience of reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this First Amendment.

(c)           All Amendments in Writing.  No supplement, modification, or amendment of this First Amendment shall be binding, unless executed in writing by a duly authorized representative of each party to this First Amendment.

(d)           Entire Agreement.  This First Amendment constitutes the complete and entire agreement of the parties with respect to the subject matter herein and sets forth the entire understanding of the parties with respect to the subject matter hereof.

(e)           Counterparts.  This First Amendment may be executed through the use of separate signature pages or in any number of counterparts and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. This First Amendment may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

(f)           Severability.  In the event that any provision of this First Amendment is held invalid by a court with jurisdiction over the parties, such provision shall be deemed to be restated to be enforceable, in a manner which reflects, as nearly as possible, the original intentions of the parties in accordance with applicable law. The remainder of this First Amendment shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties, intending to be legally bound, have executed this Agreement by their duly authorized representatives as of the date set forth above.

NOVA FURNITURE (DONGGUAN) CO., LTD.

By:	/s/ Ya Ming Wong
Name	Ya Ming Wong
Title	Chairman
Address	Nange Industrial Village, Nanya Dao Jiao, Dongguan, China

YA MING WONG

By:	/s/ Ya Ming Wong
Address:	Flat A, 65/F, Tower 1, Sorrento, TST, Kowloon, Hong Kong

SCHEDULE A

INTELLECTUAL PROPERTY

No.	Patent Name	Cert. No.	Patent No.	Owner	Application Date
1	Sofa_SF-807	1069972	200830220703.0	Ya Ming Wong	2008-12-01
2	Sofa_SF-808	1059758	200830220708.3	Ya Ming Wong	2008-12-01
3	Sofa_SF-811	1071147	200830220706.4	Ya Ming Wong	2008-12-01
4	Sofa_SF-817	1070261	200830220704.5	Ya Ming Wong	2008-12-01
5	Sofa_SF-818	1070430	200830222047.8	Ya Ming Wong	2008-12-15
6	Sofa_SF-819	1070282	200830222048.2	Ya Ming Wong	2008-12-15
7	Sofa_SF-820	1108717	200830223623.0	Ya Ming Wong	2008-12-30
8	Sofa_SF-956	1280929	200930251385.9	Ya Ming Wong	2009-10-23
9	Sofa_SF-961	1356841	200930251341.6	Ya Ming Wong	2009-10-23
10	Sofa_SF-929	1280861	200930251290.7	Ya Ming Wong	2009-10-23
11	Sofa_SF-831	1280854	200930251278.6	Ya Ming Wong	2009-10-23
12	Sofa_SF-833	1280885	200930251329.5	Ya Ming Wong	2009-10-23
13	Sofa_SF-836	1356838	200930251327.6	Ya Ming Wong	2009-10-23
14	Sofa_SF-838	1356839	200930251330.8	Ya Ming Wong	2009-10-23
15	Sofa_SF-839	1363061	200930251328.0	Ya Ming Wong	2009-10-23
16	Sofa_SF-913	1363062	200930251337.1	Ya Ming Wong	2009-10-23
17	Sofa_SF-935	1356840	200930251338.4	Ya Ming Wong	2009-10-23
18	Sofa_SF-936	1280900	200930251350.5	Ya Ming Wong	2009-10-23
19	Sofa_SF-938	1280886	200930251331.2	Ya Ming Wong	2009-10-23
20	Sofa_SF-939	1280855	200930251279.0	Ya Ming Wong	2009-10-23
21	Sofa_SF-960	1280892	200930251340.1	Ya Ming Wong	2009-10-23
22	Chair_114	1280899	200930251349.2	Ya Ming Wong	2009-10-23
23	Sofa_SF-15	1280867	200930251307.9	Ya Ming Wong	2009-10-23
24	Chair_ST-13	1287123	200930251311.5	Ya Ming Wong	2009-10-23
25	Table_0758	1280926	200930251382.5	Ya Ming Wong	2009-10-23
26	Table_0762	1280917	200930251370.2	Ya Ming Wong	2009-10-23
27	Table_0742	1280853	200930251277.1	Ya Ming Wong	2009-10-23
28	Table_0726	1280856	200930251284.1	Ya Ming Wong	2009-10-23
29	Table_0703A	1280871	200930251313.4	Ya Ming Wong	2009-10-23
30	Table_0761	1280935	200930251441.9	Ya Ming Wong	2009-10-23
31	Table_7-209	1280934	200930251440.4	Ya Ming Wong	2009-10-23
32	Table_0751	1280864	200930251303.0	Ya Ming Wong	2009-10-23
33	Table_0757	1280863	200930251302.6	Ya Ming Wong	2009-10-23
34	Table_0763	1280873	200930251315.3	Ya Ming Wong	2009-10-23
35	Table_0764	1356842	200930251343.5	Ya Ming Wong	2009-10-23
36	Table_0718A	1280879	200930251321.9	Ya Ming Wong	2009-10-23
37	BarTable_HB-28	1280845	200930251258.9	Ya Ming Wong	2009-10-23
38	Chair_1001	1280846	200930251259.3	Ya Ming Wong	2009-10-23
39	Chair_996	1280890	200930251335.0	Ya Ming Wong	2009-10-23
40	Chair_995	1280889	200930251334.6	Ya Ming Wong	2009-10-23
41	Chair_116B	1280888	200930251333.1	Ya Ming Wong	2009-10-23
42	Chair_994	1280868	200930251308.3	Ya Ming Wong	2009-10-23
43	Chair_980	1280852	200930251276.7	Ya Ming Wong	2009-10-23
44	Chair_123	1280908	200930251360.9	Ya Ming Wong	2009-10-23
45	Chair_828B	1280880	200930251322.3	Ya Ming Wong	2009-10-23
46	BarChair_053	1280869	200930251309.8	Ya Ming Wong	2009-10-23
47	BarChair_066	1280847	200930251260.6	Ya Ming Wong	2009-10-23
48	Chair_MC-8101	1280930	200930251386.3	Ya Ming Wong	2009-10-23
49	CoffeeTable_CT-536	1280866	200930251306.4	Ya Ming Wong	2009-10-23
50	CoffeeTable_CT-336	1280865	200930251305.X	Ya Ming Wong	2009-10-23
51	CoffeeTable_CT-752	1280914	200930251366.6	Ya Ming Wong	2009-10-23
52	CoffeeTable_7-204A	1280907	200930251359.6	Ya Ming Wong	2009-10-23
53	CoffeeTable_WU25-03	1280916	200930251368.5	Ya Ming Wong	2009-10-23
54	CoffeeTable_CT-648A	1280872	200930251314.9	Ya Ming Wong	2009-10-23

No.	Patent Name	Cert. No.	Patent No.	Owner	Application Date
55	CoffeeTable_CT-718	1280877	200930251319.1	Ya Ming Wong	2009-10-23
56	CoffeeTable_CT-764	1280894	200930251344.X	Ya Ming Wong	2009-10-23
57	CoffeeTable_7-204	1280884	200930251326.1	Ya Ming Wong	2009-10-23
58	CoffeeTable_CT-742	1280882	200930251324.2	Ya Ming Wong	2009-10-23
59	CoffeeTable_CT-753	1280891	200930251336.5	Ya Ming Wong	2009-10-23
60	Nightstand_WU25-05	1280915	200930251367.0	Ya Ming Wong	2009-10-23
61	Nightstand_CE-752	1280870	200930251310.0	Ya Ming Wong	2009-10-23
62	Shelf_WU23(1+2+3)	1280923	200930251379.3	Ya Ming Wong	2009-10-23
63	TVstand_WU25-02	1280902	200930251352.4	Ya Ming Wong	2009-10-23
64	TVstand_7-202	1280862	200930251291.1	Ya Ming Wong	2009-10-23
65	TVstand_WU25-02B	1280912	200930251364.7	Ya Ming Wong	2009-10-23
66	TVstand_K-753	1280928	200930251384.4	Ya Ming Wong	2009-10-23
67	TVstand_K-718	1280876	200930251318.7	Ya Ming Wong	2009-10-23
68	TVstand_K-399	1280896	200930251346.9	Ya Ming Wong	2009-10-23
69	TVstand_WU250-02R	1280910	200930251362.8	Ya Ming Wong	2009-10-23
70	TVstand_WU05-02L	1280909	200930251361.3	Ya Ming Wong	2009-10-23
71	TVstand_K-764	1280895	200930251345.4	Ya Ming Wong	2009-10-23
72	TVstand_TV-36C	1280898	200930251348.8	Ya Ming Wong	2009-10-23
73	Tvstand_WU25-02A	1280906	200930251358.1	Ya Ming Wong	2009-10-23
74	JewelryStorage_WU25-11A	1280905	200930251357.7	Ya Ming Wong	2009-10-23
75	Cupboard_W-719BF	1280897	200930251347.3	Ya Ming Wong	2009-10-23
76	Cupboard_WU25-11	1280931	200930251387.8	Ya Ming Wong	2009-10-23
77	JewelryStorage_W-738	1280911	200930251363.2	Ya Ming Wong	2009-10-23
78	JewelryStorage_WU25-07	1280903	200930251353.9	Ya Ming Wong	2009-10-23
79	JewelryStorage_W-753	1280927	200930251383.X	Ya Ming Wong	2009-10-23
80	Divider_M-8419	1280881	200930251323.8	Ya Ming Wong	2009-10-23
81	DividerShelf_WU23-5	1280924	200930251380.6	Ya Ming Wong	2009-10-23
82	DividerShelf_W25-01R	1280922	200930251378.9	Ya Ming Wong	2009-10-23
83	DividerShelf_W-174H	1280858	200930251287.5	Ya Ming Wong	2009-10-23
84	Dresser_W25-18	1280936	200930251442.3	Ya Ming Wong	2009-10-23
85	Nightstand_7-217	1280913	200930251365.1	Ya Ming Wong	2009-10-23
86	Dresser_WU25-19	1280920	200930251375.5	Ya Ming Wong	2009-10-23
87	Sideboard_W23-4	1280925	200930251381.0	Ya Ming Wong	2009-10-23
88	Sideboard_W-400	1280859	200930251288.X	Ya Ming Wong	2009-10-23
89	Sideboard_7-208	1280857	200930251286.0	Ya Ming Wong	2009-10-23
90	Sideboard_WU25-08	1280918	200930251371.7	Ya Ming Wong	2009-10-23
91	Sideboard_WU04-7H	1283887	200930251304.5	Ya Ming Wong	2009-10-23
92	Sideboard_W-752	1280844	200930251257.4	Ya Ming Wong	2009-10-23
93	Sideboard_W-718	1280878	200930251320.4	Ya Ming Wong	2009-10-23
94	Sideboard_W-764	1280893	200930251342.0	Ya Ming Wong	2009-10-23
95	Sideboard_W-742	1280883	200930251325.7	Ya Ming Wong	2009-10-23
96	LiquorCabinet_HB-399	1280860	200930251289.4	Ya Ming Wong	2009-10-23
97	LiquorCabinet_6-213	1280937	200930251443.8	Ya Ming Wong	2009-10-23
98	LiquorCabinet_W25-13R	1280921	200930251377.4	Ya Ming Wong	2009-10-23
99	LiquorCabinet_WU25-13A	1280919	200930251374.0	Ya Ming Wong	2009-10-23
100	LiquorCabinet_WU25-13	1280904	200930251356.2	Ya Ming Wong	2009-10-23
101	LiquorCabinet_HB-742A	1280851	200930251275.2	Ya Ming Wong	2009-10-23
102	LiquorCabinet_HB-753	1280887	200930251332.7	Ya Ming Wong	2009-10-23
103	ShoeShelf_6-206	1359912	200930251285.6	Ya Ming Wong	2009-10-23
104	ShoeShelf_W-742B	1280874	200930251316.8	Ya Ming Wong	2009-10-23
105	ShoeShelf_WU25-06	1280901	200930251351.X	Ya Ming Wong	2009-10-23
106	ShoeShelf_W-718A	1280875	200930251317.2	Ya Ming Wong	2009-10-23
107	Sofa (SF-951)	1558823	200930251339.9	Ya Ming Wong	2009-10-23
108	Sofa (1001)	1631677	201030259494.8	Ya Ming Wong	2010-08-04
109	Sofa (1006)	1544208	201030259510.3	Ya Ming Wong	2010-08-04

No.	Patent Name	Cert. No.	Patent No.	Owner	Application Date
110	Sofa (1007)	1543870	201030259518.X	Ya Ming Wong	2010-08-04
111	Sofa (1008)	1454573	201030259519.4	Ya Ming Wong	2010-08-04
112	Sofa (1010)	1636383	201030259524.5	Ya Ming Wong	2010-08-04
113	Sofa (1011)	1634128	201030259531.5	Ya Ming Wong	2010-08-04